Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Brian Morales, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-Q of Zoompass Holdings., Inc. for the period ended September 30, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Zoompass Holdings, Inc.

By:  /s/ Brian Morales
Brian Morales
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date:  November 20, 2017